Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 6 dated September 17, 2021

to

Prospectus dated March 31, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated March 31, 2021, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

About the Company's Stockholders

As of September 13, 2021, there are more than 5,517 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $87,800,000.

DISTRIBUTIONS

On August 12, 2021, our board of directors authorized, and we declared, a distribution to stockholders in the amount of $0.20 per share to be paid on December 15, 2021 to stockholders of record as of December 8, 2021, which we refer to as the “Record Date.” We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser. For the avoidance of doubt, management fees and administrative expenses are paid by the Company and are not deducted from distributions.

Legal Proceedings

The first and second paragraphs of the section entitled “Legal Proceedings” in the Prospectus are amended and restated in their entirety with the following:

On September 9, 2020, four accredited investors filed a complaint against Yieldstreet Management LLC, the Company’s investment adviser, its parent, YieldStreet Inc., and certain of its affiliates, including YS Altnotes I LLC, YS Altnotes II LLC and Michael Weisz (collectively, “Yieldstreet”), alleging inadequate disclosure of the risks of a potential borrower default attendant to certain offerings undertaken by certain affiliates of Yieldstreet, and also seeking to represent a putative class of “all persons” who participated in such offerings since 2018, Michael Tecku, et al. v. Yieldstreet Inc., et al., No. 20-cv-07327 (S.D.N.Y.) (the “Tecku Matter”). The Company is not named as a defendant, nor is it otherwise a party to, the Tecku Matter. The complaint filed by plaintiffs in connection with the Tecku Matter is based in large part on a fraud undertaken by persons associated with certain marine borrowers (the “Lakhani Borrowers”) that Yieldstreet discovered and brought to the attention of the High Court of Justice of England and Wales (Queen’s Bench Division), which on April 2, 2020, granted a $76.7 million Worldwide Freezing Order and which, on October 5, 2020, entered a $85 million Final Judgment in favor of the SPVs managed by Yieldstreet Management, LLC. Yieldstreet is aware of several lenders who, taken together with Yieldstreet, loaned hundreds of millions of dollars to related borrowers under similar circumstances. The complaint in the Tecku Matter attributes key allegations to Four Wood Capital Advisors and Global Marine Transport Company (“Four Wood/GMTC”), the originator that introduced and vetted the Lakhani Borrowers, and then enabled and covered up the fraud. Yieldstreet terminated and sued Four Wood/GMTC in April 2020, YS GM Marfin II LLC, et al. v. Four Wood Capital Advisors, LLC, et al., 1:20-cv-03320- PGG (S.D.N.Y.) (the “Four Wood Matter”), which as amended asserts fraud and other claims against Four Wood/GMTC and its principals, Steven Baffico and Andrew Simmons, for, among other allegations, their deception of Yieldstreet, the manner with which they enabled the Lakhani Borrowers, and the misappropriation of more than $320,000. On April 26, 2021, the court dismissed all but one claim and dismissed all defendants except the Adviser. The court held that plaintiffs could potentially meet the Rule 12(6)(b) plausibility standard on the one remaining claim for breach of fiduciary duty claim but stated that it was “skeptical that [the Adviser] owed a fiduciary duty to Plaintiffs.” Plaintiffs filed an amended complaint in May 2021, alleging common-law fraud, breach of fiduciary duty, negligent misrepresentation claims and claims under Sections 10(b) and 20(a) Securities and Exchange Act of 1934, related to marine offerings that are exposed to underlying defaults by the Lakhani Borrowers and also to a single oil and gas offering where the underlying borrower later filed for bankruptcy.  On July 1, 2021, pursuant to the Court’s procedures with regards to motions to dismiss, Yieldstreet requested that the Court dismiss the amended complaint, which request thereafter was letter briefed by the parties and fully submitted on September 3, 2021. Plaintiffs have amended the complaint, and Yieldstreet has noticed its intention to move to dismiss the complaint. Yieldstreet believes the lawsuit lacks merit and will continue to vigorously defend against it.

On September 21, 2020, the Company, its investment adviser, the adviser’s parent and founders filed a Motion to Dismiss an individual complaint that was filed on September 2, 2020, by a putative member of the class in the Tecku Matter seeking rescission under the Securities Act of 1933 of a $200,000 investment in the Company, David Berten, as trustee for the David Powers Berten Trust v. YieldStreet Management, LLC, et al., Case. No. 654204/2020 (N.Y. Sup. Court) (the “Berten Matter”). The Motion sought dismissal of the Berten Matter on multiple grounds, including because the shares of the Company have appreciated in value during the course of the investment, which bars any claim under the Securities Act, and there was nothing misleading or otherwise actionable about the offering documents in any event. On January 29, 2021, the Court entered an order dismissing the complaint with prejudice. On March 5, 2021, the plaintiff filed a notice of appeal of the order granting the Motion to Dismiss. Yieldstreet believes the lawsuit lacks merit, that it was appropriately dismissed by the trial Court, and will continue to vigorously defend against it on appeal.

Schedule of Investments

Our Schedule of Investments settled as of September 13, 2021 (Unaudited)1 is set forth below.

1 The Schedule of Investments set forth above has been prepared by the Adviser based upon the best information available to it at the time of such preparation. Actual returns on Investments, and the value of Investments made by the Company, which are published in the Company’s Annual Report on Form N-CSR may vary from those presented in the above Schedule of Investments. The above Schedule of Investments is intended to provide a pro forma current portfolio of the Company and is not based on any final prepared financial statements. In addition, there have been no external valuations of the fair value of the Investments in accordance with ASC Topic 820-Fair Value Measurement, and the Company’s Board of Directors has not established any fair value of the Investments since June 30, 2021.

		Reference Rate	Maturity	Shares/Par
	Rate	& Spread	Date	Amount	Value
CORPORATE PREFERRED BONDS(a)(c) – 10.98%
Preferred – 10.98%
Bank of America Corp., Series MM	4.30%	1D SOFR + 2.93%	1/28/2025	2,000,000	$2,076,000
BNY Mellon Preferred, Series G	4.70%	N/A	9/30/2025	940,000	1,043,137
Charles Schwab Preferred, Series H	4.00%	N/A	12/1/2030	1,900,000	1,978,375
Discover Financial Services Preferred, Series C	5.50%	N/A	10/30/2027	1,850,000	2,016,963
JP Morgan Preferred, Series HH	4.60%	N/A	9/30/2025	940,000	980,655
State Street Preferred, Series H	5.63%	N/A	12/15/2023	940,000	995,702
Total Preferred					9,090,832
Total Corporate Bonds (Cost $8,741,300)					9,090,832

STRUCTURED NOTES(n) – 9.63%
Structured Notes – 9.63%
Credit Suisse, Las Vegas Sands Corp.	N/A	N/A	7/31/2023	500,000	$500,000
Credit Suisse, LyondellBasell Industries N.V	N/A	N/A	7/31/2023	500,000	500,000
Credit Suisse, Workday, Inc.	N/A	N/A	7/31/2023	500,000	500,000
Goldman Sachs, Citigroup	N/A	N/A	5/4/2023	500,000	489,115
Goldman Sachs, FedEx Corporation	N/A	N/A	5/4/2023	500,000	494,350
Goldman Sachs, Generac Holdings Inc.	N/A	N/A	6/19/2023	650,000	667,030
Goldman Sachs, Micron Technology, Inc.	N/A	N/A	5/4/2023	500,000	489,475
Goldman Sachs, The Walt Disney Company	N/A	N/A	5/4/2023	500,000	495,000
Royal Bank of Canada, General Motors	N/A	N/A	6/2/2023	500,000	483,300
Royal Bank of Canada, United Rentals, Inc.	N/A	N/A	6/19/2023	650,000	650,000
The Toronto- Dominion Bank, D.R. Horton, Inc.	N/A	N/A	6/19/2023	650,000	680,680
The Toronto- Dominion Bank, Horizon Therapeutics Public Limited	N/A	N/A	6/19/2023	650,000	682,500
The Toronto- Dominion Bank, Paycom Software, Inc.	N/A	N/A	6/19/2023	650,000	680,095
The Toronto- Dominion Bank, Western Digital Corporation	N/A	N/A	6/19/2023	650,000	661,635
Total Structured Notes (Cost $7,900,000)					7,973,180

FIRST LIEN SENIOR SECURED TERM LOANS(b) – 53.07%
Art – 5.52%
Ostillo Delaware, LLC(c)(d)(o)	8.25%	3M US L + 6.50% (1% Floor)	03/17/2023	4,570,000	$4,570,000
Total Art					4,570,000
Auto – 5.90%
Non-Prime- 5.90%
Exotic Car Leasing LLC(h)(o)	9.75%	9.75%	07/31/2023	4,857,000	$4,881,000
Total Auto					4,881,000
Commercial– 7.19%
Equipment– 3.62%
Align Business Finance (Naumes, Inc.) (e)(f)(o)	10.00%	10.00%	06/01/2022	2,997,945	$2,997,945
Equipment Lease– 1.11%
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC)(e)(f)(o)	10.00%	10.00%	07/15/2023	951,313	915,342
Supply Chain Finance-2.46%
Raistone Purchasing LLC (f)(n)(o)(r)	N/A	N/A	Various	2,368,940	2,039,899
Total Commercial					5,953,186
Commercial Real Estate – 16.94%
Hotel – 8.46%
Rupal Corporation(l)(o)	7.99% Cash 1.00% PIK	7.99% Cash 1.00% PIK	06/01/2024	3,000,000	$3,000,000
BIH Owner, LLC(p)	10.50%	10.50%	07/31/2021	4,000,000	4,000,000
Land – 3.62%
iBorrow REIT, L.P.(f)(g)(o)	8.75%	8.75%	03/23/2022	3,000,000	3,000,000
Industrial – 4.86%
MTP - 101 Reliance Road, LLC (l)(o)	7% Cash 1.75% PIK	7% Cash 1.75% PIK	05/01/2022	4,024,362	4,024,362
Total Commercial Real Estate					14,024,362

		Reference Rate	Maturity	Shares/Par
	Rate	& Spread	Date	Amount	Value
Residential Real Estate – 12.69% Land – 12.69%
1st National Moda Loan Partners LLC(j)	10.86%	10.86%	5/1/2024	4,500,000	$4,500,000
iBorrow REIT, L.P.(f)(h)	8.49%	8.49%	6/7/2022	3,000,000	3,000,000
USC FL Investors LLC	11.41%	11.41%	8/1/2024	3,000,000	3,000,000
Total Residential Real Estate					10,500,000

Marine – 4.83% Vessel – 4.83%
MF V LLC(p)	9.25%	9.25%	08/31/2022	4,000,000	$4,000,000
Total Marine					4,000,000
Total First Lien Senior Secured Term Loans (Cost $48,886,478)					43,928,548

SECOND LIEN SENIOR SECURED TERM LOANS(b) – 10.58%
Commercial – 0.55%
Small Business – 0.55%
CRA FUNDING II, LLC(g)(j)(o)	13.50%	13.50%	07/01/2023	457,883	$457,883
Total Commercial					457,883

Consumer – 10.03%
Purchase Finance(e) - 3.99%
Luther Appliance & Furniture Sales Acquisition, LL(h)(o)	12.00%	12.00%	10/30/2023	3,300,000	$3,300,000
Cash-Collateralized(h)(n)(o) - 6.04%
NCP SPV Unitranche, LLC(g)(j)(k)(o)	13.00%	13.00%	11/30/2022	5,000,000	5,000,000
Total Consumer					8,300,000
Total Second Lien Senior Secured Term Loans (Cost $8,757,883)					8,757,883

PREFERRED EQUITY(b) – 10.56%
Legal – 5.73%
BWA 20C(f)(i)(g)(n)(o)	N/A	N/A	10/15/2025	2,696,100	$3,470,972
9RPJ1 Partners, LP(g)(h)(i)(n)(o)	N/A	N/A	10/15/2025	1,205,492	1,267,949
Total Legal					4,738,921

Commercial Real Estate – 4.83%
Multi-Family – 4.83%
YS PE REQ I LLC (g)(n)(o)	N/A	N/A	N/A	2,000,000	$2,000,000
YS PE REQ II LLC (g)(n)(o)	N/A	N/A	N/A	2,000,000	2,000,000
Total Commercial Real Estate					4,000,000
Total Preferred Equity (Cost $8,238,045)					8,738,921

EQUITY(b) – 3.10%
51job Inc	N/A	N/A	N/A	28,776	$2,068,707
Total American Depositary Receipts					2,068,707
SPAC Equity(n) – 0.60%
Haymaker Acquisition Corp III	N/A	N/A	N/A	50,000	$484,000
Haymaker Acquisition Corp III	N/A	N/A	N/A	12,500	9,550
Total SPAC Equity					493,550
Total Equity (Cost $2,573,478)					2,562,257

	7-Day Yield	Shares
CASH AND MONEY MARKET MUTUAL FUNDS – 2.53%
SDIT Government Fund, Class F	0.04%	2,090,880	$2,090,880
Total Money Market Mutual Funds (Cost $2,090,880)		2,090,880	2,090,880
Total Investments – 100.45% (Cost $82,188,064)			$83,142,502
Liabilities in Excess of Other Assets – (4.50)%			(370,963)
Net Assets - 100.00%			$82,771,539

(a)	Corporate bonds are perpetual investments. The maturity dates presented for these securities reflect the next call date. The interest rate shown is the rate in effect as of period end and changes periodically.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(c)	Floating or variable rate investment. The rate in effect as of September 13, 2021 is based on the reference rate, as described above, plus the displayed spread as of the security’s last reset date. The interest rate shown is the rate in effect as of period end and changes periodically.
(d)	The Fund made a $4.570 million first-lien term loan to a dedicated art holding company that was funded in three separate draws over an eight-month period. The loan was originated by Athena Art Finance Corp. (“Athena”), an affiliate of Advisor, and is secured by a diversified pool of fifteen blue-chip artworks valued at an estimated $9.6 million (as determined by an independent, third-party appraisal firm on a marketable cash value basis).
(e)	Reich Bros Business Solutions, LLC, doing business as Align Business Finance (“ABF”).
(f)	These positions are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.
(g)	Restricted security: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(h)	These investments have an unfunded commitment as of September 13, 2021.
(i)	This investment has an expected return of 14% with an expected termination date of October 15, 2025.
(j)	The Fund's investment in the securities were purchased from the originator, a non-bank direct lender that provides credit facilities to specialty finance companies and are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.
(k)	A portion of the exposure of this investment is collateralized by cash deposits controlled by the lender.
(l)	Security which pays partial cash and paid-in-kind “PIK”.
(m)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov.
(n)	Non-income producing
(o)	Reflects fair value as determined by the Board of Directors as of June 30, 2021.
(p)	Reflects cost, as the investment was acquired subsequent to June 30, 2021.
(q)	This security is comprised of the following borrowers: BMB Associates FN LLC, Antioch FN LLC, DeerCrest Clublands FN LLC, Elgin FN LLC, Gilberts Development FN LLC, Delaware Bond FN LLC, and Bristol Bay Yorkville FN LLC.
(r)	This security is comprised of multiple maturity dates maturing by December 3, 2021.

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